SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             OBJECTSOFT CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]           No fee required

[ ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11

              1) Title of each class of securities to which transaction applies:

              2) Aggregate number of securities to which transaction applies:

              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              4) Proposed maximum aggregate value of transaction:

              5) Total fee paid:

[ ]           Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)            Amount Previously Paid:

               2)            Form, Schedule or Registration Statement No.:

               3)            Filing Party:

               4)            Date Filed:

                                [OBJECTSOFT LOGO]


May 3, 1999


Dear Stockholder of ObjectSoft Corporation:

It is a pleasure to send to you the attached notice and proxy materials with regard to the Annual Meeting of Stockholders (the "Meeting") of ObjectSoft Corporation (the "Company").

The matters to be considered at the Meeting include election of directors, approval of an amendment to the Company's certificate of incorporation, approval of an amendment to the Company's stock option plan, approval of the issuance of all securities which the Company would be entitled to issue pursuant to a Series D Convertible Preferred Stock Subscription Agreement, approval of the issuance of all securities which the Company would be entitled to issue pursuant to a Series E Convertible Preferred Stock Subscription Agreement and ratification of the selection of the Company's independent auditors. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE ABOVE-MENTIONED PROPOSALS.

I hope you will be able to attend the Meeting. Whether or not you plan to attend the Meeting, however, we request that you sign, date and return the enclosed Proxy card as soon as possible.

If you should have any questions in regard to any of the above-mentioned proposals, please do not hesitate to call Dodi Zirkle, of Continental Capital and Equity Corp., investor relations counsel for the Company, at (407) 682-2001.

We are grateful for the confidence you have shown in us.

                                                    Sincerely yours,


                                                    David E.Y. Sarna
                                                    CHAIRMAN AND SECRETARY

                             OBJECTSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 1999


To the Stockholders of ObjectSoft Corporation:

               NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of ObjectSoft Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on June 3, 1999, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, for the following purposes:

               1. To elect two Class I directors to the Company's Board of Directors to hold office until the Company's second Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

               2. To amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares;

               3. To approve the issuance of the Company's securities pursuant to a Subscription Agreement dated as of December 30, 1998 among the Company, Settondown Capital International Ltd. and the investors referred to therein;


               4. To approve the issuance of the Company's securities pursuant to a Subscription Agreement dated as of March 17, 1999 among the Company, Settondown Capital International Ltd.
                             and the investors referred to therein;


               5. To approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan"), pursuant to which an additional 500,000 shares of the Company's Common Stock are reserved for issuance over the term of the 1996 Plan and certain other changes to the 1996 Plan are made;

               6. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ended December 31, 1999; and

               7. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

               The Board of Directors has fixed the close of business on April 7, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

               Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                           By Order of the Board of Directors


                                           David E. Y. Sarna
                                           Chairman and Secretary


Hackensack, New Jersey
May 3, 1999

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.


                                    IMPORTANT

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             OBJECTSOFT CORPORATION

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------



               The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ObjectSoft Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on June 3, 1999, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

               The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is May 3, 1999. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1998 which accompanies this Proxy Statement. The Company's principal executive offices are located at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, and its telephone number is (201) 343-9100. The Company can also be reached on the Internet at www.objectsoftcorp.com.

                          INFORMATION CONCERNING PROXY

               The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

               The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the form of proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited without extra compensation paid by the Company by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The Company also has engaged Continental Stock Transfer & Trust Company to solicit votes for the Meeting for a fee of approximately $2,500, plus reimbursement of certain expenses.

                             PURPOSES OF THE MEETING

               At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

               1. The election of two Class I directors to the Company's Board of Directors to serve until the Company's second Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

               2. The amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares;

               3. The approval of the issuance of the Company's securities pursuant to a Subscription Agreement dated as of December 30, 1998 among the Company, Settondown Capital International Ltd. and the investors referred to therein;

               4. The approval of the issuance of the Company's securities pursuant to a Subscription Agreement dated as of March 17, 1999 among the Company, Settondown Capital International Ltd. and the investors referred to therein;

               5. The approval of an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan"), pursuant to which an additional 500,000 shares of the Company's Common Stock are reserved for issuance over the term of the 1996 Plan and certain other changes to the 1996 Plan are made;

               6.            The ratification of the appointment of Richard A.
                             Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999; and

               7. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

               Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of the amendments to the Company's Certificate of Incorporation to increase the Company's authorized number of shares, in favor of the issuance of securities under the two Subscription Agreements, in favor of amending the Company's Stock Option Plan and in favor of ratification of the appointment of auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

               The Board of Directors has set the close of business on April 7, 1999 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 6,916,802 shares of Common Stock, par value $.0001 per share, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

               The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting will be required to for the election of Directors, for the amendments to the Company's Stock Option Plan, for the approval of the issuance of the securities under the two Subscription Agreements and for the ratification of the appointment of auditors. A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company entitled to vote at the Annual Meeting will be required for the approval of the amendments to the Company's Certificate of Incorporation to increase the Company's authorized number of shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

               Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting for purposes of determining the presence of a quorum. Shares of Common Stock that are voted to abstain with respect to any matter will be considered cast with respect to that matter and will have the same effect as negative votes except in regard to the election of directors. Shares subject to broker non- votes with respect to any matter will not be considered cast with respect to that matter.

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth, as of April 23, 1999, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer named in the Summary Compensation Table herein titled "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.



                                      Amount and
          Name and                    Nature of
         Address of                   Beneficial               % of
    Beneficial Owner(1)                Owner(2)              Class(3)
   ---------------------              -----------            ---------

David E. Y. Sarna (4) (5)              694,000               9.85%

George J. Febish (4) (6)               932,500              13.24

Daniel E. Ryan (7)                      25,000                  *

Michael A. Burak (8)                    11,000                  *

All officers and directors as        1,662,500              23.08
a group (4 persons) (3)(9)

Headwaters Capital (10)                484,990               6.55


--------------
*              Less than 1%.

(1) Unless otherwise indicated, the business address of each of the officers and directors is c/o ObjectSoft Corporation, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

(2) Unless otherwise noted, the Company believes that all persons named have sole voting and investment power with respect to all shares of Common Stock listed as owned by them.

(3) Each person's percentage interest is determined assuming that all options, warrants and convertible securities that are held by such person (but not by anyone else) and which are exercisable or convertible within 60 days have been exercised for or converted into Common Stock.

(4) Includes, for each of Messrs. Sarna and Febish, immediately exercisable warrants to purchase 50,000 shares of Common Stock and immediately exercisable options to purchase 75,000 shares of Common Stock granted under the Company's 1996 Plan.

(5) Includes 150,000 shares held by The David E. Y. Sarna Family Trust ("Sarna Trust"), of which Rachel Sarna, the wife of Mr. Sarna, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Dr. Sarna are the sole beneficiaries. Mr. Sarna disclaims beneficial ownership of the shares held by the Sarna Trust. Mr. Melvin Weinberg and Dr. Sarna are trustees of the Sarna Trust and share dispositive power with respect to the shares of Common Stock owned by the Sarna Trust, but Dr. Sarna has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares held by the Sarna Trust.

(6) Includes 150,000 shares held by The George J. Febish Family Trust ("Febish Trust"), of which Janis Febish, the wife of Mr. Febish, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Febish are the sole beneficiaries. Mr. Febish disclaims beneficial ownership of the shares held by the Febish Trust. Mr. Weinberg and Mrs. Febish are trustees of the Febish Trust and share dispositive power with respect to the shares of Common Stock owned by the Febish Trust, but Mrs. Febish has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares of Common Stock held by the Febish Trust.

(7) Includes immediately exercisable stock options to purchase 25,000 shares of Common Stock granted under the Company's 1996 Plan.

(8) Includes immediately exercisable stock options to purchase 10,000 shares of Common Stock granted under the Company's 1996 Plan and 1,000 shares of Common Stock purchased on the open market in the name of Lois Burak, Mr. Burak's wife.

(9) Includes 185,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options and 100,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable warrants.

(10) Includes 459,990 shares of Common Stock which Headwaters Capital has a right to acquire upon conversion of the Company's Series E Convertible Preferred Stock and 25,000 shares of Common Stock which Headwaters Capital has a right to acquire pursuant to presently exercisable warrants. The number of shares of Common Stock issuable upon conversion of Series E Convertible Preferred Stock is dependent upon the market price of Common Stock. Accordingly, the actual number of shares of Common Stock issued upon conversion of Series E Convertible Preferred Stock cannot be determined at this time. The number of shares attributed to Headwaters Capital is based on an assumed conversion date of April 13, 1999. The general partners of Headwaters Capital are Mr. John Ungar, Mr. Sheldon Kahn and Mr. Jeff Goshay. The business address of Headwaters Capital is 200 Montgomery Street, Suite 500, San Francisco, California 94104.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

               The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than seven as fixed from time to time by the Board of Directors or the Stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

               Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into two classes. The term of office of the current Class I directors expires at the Annual Meeting. The term of office of Class II directors expires at the Company's 2000 Annual Meetings of Stockholders. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the second Annual Meeting of Stockholders following their election. On November 12, 1998, Gunther L. Less resigned from his position as a director of the Company. Michael A. Burak was appointed Class I director by the Board of Directors to fill the vacancy created upon the resignation of Mr. Less. The current directors of the Company and their respective Classes and terms of office are as follows:


    DIRECTOR                        CLASS                 TERM
    --------                        -----               EXPIRES AT
                                                        ----------

Michael A. Burak                      I            1999 Annual Meeting
George J. Febish                     II            2000 Annual Meeting
Daniel E. Ryan                       II            2000 Annual Meeting
David E. Y. Sarna                     I            1999 Annual Meeting



               Accordingly, two Class I directors are to be elected at the Annual Meeting, for a term expiring at the Company's 2001 Annual Meeting of Stockholders. All of the Company's current Class I directors, Mr. Sarna and Mr. Burak, have been nominated to be reelected as Class I directors at the Annual Meeting.

               The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise the persons named in the enclosed proxy will exercise discretionary authority to vote of substitutes.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

               The executive officers and directors of the Company are as follows:


NAME                            AGE         POSITION
----                            ---         --------

David E. Y. Sarna 1             48          Chairman, Secretary and Director
George J. Febish 1              49          President, Treasurer and Director
Daniel E. Ryan 1 2 3 4          50          Director
Michael A. Burak 2 4            58          Director

1  Member of Executive Committee.
2  Member of Audit Committee.
3  Member of Compensation Committee.
4  Member of Stock Option Plan Committee.

BACKGROUND OF NOMINEES

               DAVID E. Y. SARNA together with Mr. Febish founded the Company in 1990. Mr. Sarna has been the Chairman, Co-Chief Executive Officer, Secretary and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of DATAMATION magazine. Prior to co-founding the Company, Mr. Sarna founded Image Business Systems Corporation, a computer software development company, in 1988. Prior to founding Image Business Systems Corporation, Mr. Sarna was formerly Executive Vice-President and a co-founder of International Systems Services Corp., a computer software company that developed ISS Three(TM). From 1976 to 1981, Mr. Sarna was employed by Price Waterhouse & Co., as a management consultant, beginning as a senior consultant and rising to the position of senior manager. From 1970 to 1976 Mr. Sarna was employed by IBM Corporation in technical and sales positions. Mr. Sarna began his professional career at Honeywell in 1968. Mr. Sarna holds a BA degree from Brandeis University and did graduate work at the Technion - Israel Institute of Technology. Mr. Sarna is a Certified Systems Professional and a Certified Computer Programmer. He is the co-author, with Mr. Febish, of PC Magazine Windows Rapid Application Development (published by Ziff- Davis Press in 1994), several other books and over 50 articles published in professional magazines. Mr. Sarna is also the co-inventor of patented software for the recognition of bar-codes.

               MICHAEL A. BURAK has been a director since February 1999. Mr. Burak is President of the firm of Michael A. Burak, Inc. and has been actively engaged in real estate operations for over 30 years as an owner, a property manager and broker dealing with sales and leasing. Mr. Burak received a B.S. in Real Estate from New York University's School of Commerce and M.S. from Urban Planning division of the Graduate School of Architecture at Columbia University. As a William Kinne Fellow, he spent 1964 and 1965 studying Urban problems in Europe. He is past president of the Metropolitan Real Estate Square Club, and currently, an active member of the Associated Owners and Builders of Greater New York, the National Realty Club and the National Association of Home Builders.

BACKGROUND OF CONTINUING DIRECTORS

               GEORGE J. FEBISH together with Mr. Sarna founded the Company in 1990. Mr. Febish has been the President, Co-Chief Executive Officer, Treasurer and a director of the Company since December 1990.

He has also been, since 1994, a Contributing Editor of DATAMATION magazine. Prior to co-founding the Company, Mr. Febish was Executive Vice President and Chief Operating Officer of Image Business Systems Corporation, a computer software development company, from 1988 to 1990. Prior to joining Image Business Systems Corporation, Mr. Febish was the Director of Marketing at ISS, a computer software company that developed ISS Three(TM). Prior to joining ISS, Mr. Febish was the Eastern Regional Sales Manager for Bool & Babbage. In 1970, Mr. Febish began his professional career with New York Life Insurance Company. Mr. Febish holds a BS degree from Seton Hall University. He is the co-author, with Mr. Sarna, of PC Magazine Windows Rapid Application Development and the author of numerous published articles.

               DANIEL E. RYAN has been a director since 1991. Mr. Ryan has been employed by New York Life Insurance Company since July, 1965 where, since 1981, he has held the title of Corporate Vice President. Mr. Ryan is the head of the Service Center Development of New York Life Insurance Company's Information Systems organization. Mr. Ryan holds an MBA in Computer Science from Baruch College and a BS/BA in Industrial Management from Manhattan College. Mr. Ryan is a Certified Systems Professional.

               The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided in employment agreements. Certain employment agreements are described below under "Executive Compensation - Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

               During the fiscal year ended December 31, 1998, the Board of Directors held 1 meeting and took certain actions on 9 other occasions by written consent. During such year, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the total number of meetings of committees of the Board of Directors held during the period he served on such committees.

               The Stock Option Committee was composed of Mr. Daniel E. Ryan and Mr. Gunther L. Less. On February 11, 1999, Mr. Michael A. Burak was appointed a member of the Committee to fill the vacancy created by the resignation of Mr. Less. The function of this committee is to administer the Company's 1996 Plan. The Stock Option Committee met once during fiscal 1998.

               The Compensation Committee, composed of Mr. Daniel E. Ryan, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company. The Compensation Committee met once during fiscal 1998.


               The Audit Committee is currently composed of Daniel E. Ryan and Michael A. Burak. On February 19, 1998 Mr. Gunther L. Less was appointed as a member of the Audit Committee to fill a vacancy on the committee. Mr. Less resigned as a member of the Board of Directors and of the Audit Committee on November 12, 1998 and on February 11, 1999 Mr. Michael A. Burak was appointed in his stead. The Audit Committee's function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee met once during fiscal 1998.

               The Board of Directors has no standing nominating committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), as amended, requires the Company's Executive Officers and Directors, and any persons who own more than 10% of any class of the Company's equity securities which are registered under the Act to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of such reports. To the Company's knowledge, all Section 16(a) filing requirements applicable to such Officers, Directors and owners of over 10% of the Company's equity securities registered under the Act, during the year ended December 31, 1998, have been satisfied.

1996 STOCK OPTION PLAN

               The Company's 1996 Stock Option Plan (the "1996 Plan") was ratified and adopted by the Board of Directors on July 15, 1996 and approved by the Stockholders at a Special Meeting on September 16, 1996. The 1996 Plan was later amended on March 3, 1998 by the Board of Directors and the amendment was approved by the Stockholders on July 9, 1998. The purpose of the 1996 Plan is to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

               The 1996 Plan is administered by a committee of the Board of Directors, the Stock Option Plan Committee (the "Committee") consisting of not less than two Directors, each of whom must be a non-employee Director within the meaning of regulations promulgated by the Securities and Exchange Commission. The Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option and the date or dates each option shall become exercisable.

               No Incentive Stock Option (as the term is defined in the 1996
Plan) may be granted under the 1996 Plan after March 15, 2006. The Board of Directors, without further approval of the Stockholders, may amend, suspend or terminate the 1996 Plan, in whole or in part, at any time and from time to time in such respects as it deems advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Stockholders make any alteration or amendment thereof which would (i) increase the maximum number of shares of Common Stock for which options may be granted under the 1996 Plan (except for anti-dilution adjustments) or (ii) materially increase the benefits to participants under the 1996 Plan or (iii) change the eligibility requirements for individuals entitled to receive options under the 1996 Plan. No termination, suspension or amendment of the 1996 Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect the option holders rights under such option. The power of the Committee to construe and administer any options granted under the 1996 Plan prior to the termination or suspension of the 1996 Plan nevertheless shall continue after such termination or during such suspension.

               The 1996 Stock Option Plan is proposed to be amended under Proposal 5 to increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 750,000 to 1,250,000 shares, to increase the number of shares which may be granted to any individual during any calendar year from 50,000 to 250,000 and to introduce certain other changes.

NON-EMPLOYEE DIRECTORS' COMPENSATION

               Non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings or other Company business and may be granted stock options at the discretion of the Stock Option Committee of the Board of Directors.

               During the fiscal year ended December 1998, Daniel E. Ryan and Gunther L. Less, non-employee directors of the Company, each received an option to purchase 10,000 shares of Common Stock at a purchase price of $1.45.

                             EXECUTIVE COMPENSATION

               The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officers and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1998 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                              Annual Compensation             Long Term Compensation
                                            -----------------------     ------------------------------
                                                          Other           Awards(1)        Payouts
Name and                                                 Annual          Securities          All
Principal                                                Compen-         Underlying         Other
Position                            Year    Salary(2)    sation (3)      Options/SARs     Compensation
--------                            ----    ------      ------------    --------------    -------------

David E.Y. Sarna, Chairman,         1998     $215,000       --              50,000            --
Secretary and Co-Chief              1997     $208,000       --              50,000            --
    Executive Officer               1996     $208,000       --              50,000            --

George J. Febish, President,        1998     $215,000       --              50,000            --
Treasurer and Co-Chief              1997     $208,000       --              50,000            --
    Executive Officer               1996     $208,000       --              50,000            --
----------------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1996, 1997 or 1998.

(2) Does not include a sum of $195,844 of compensation which was accrued as of December 31, 1995 and paid in 1996. Such sum was paid as follows: $100,000 and $50,000 paid to each of Messrs. Sarna and Febish from the proceeds of a bridge loan offering of notes and warrants completed in June 1996 and an offering of units of Common Stock and warrants completed in August 1996, respectively, and the balance paid from operating revenues.

(3) As to each individual named, the aggregate amounts of perquisites and personal benefits not included in the Summary Compensation Table did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

STOCK OPTIONS

               The following table sets forth information as to all grants of stock options to the Named Executive Officers during fiscal 1998.

                            OPTION GRANTS IN 1998(1)


                                       Individual Grants (1)
                   -------------------------------------------------------
                        Number of    % of Total
                        Securities     Options
                        Underlying   Granted to
                         Options      Employees   Exercise  Expiration
Name                     Granted       in 1998      Price    Date (2)
----                     -------       -------      -----    --------

David E.Y. Sarna         50,000          23.25%     $1.45     July 8, 2003

George J. Febish         50,000          23.25%     $1.45     July 8, 2003

--------------------

(1) No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during fiscal 1998.

(2) The options vested as to 50% of the shares on July 9, 1998, the grant date, and 50% will vest on July 9, 1999.

               There were no stock options or SAR exercises by Named Executive Officers during fiscal 1998 and no SARs were outstanding at December 31, 1998.

OPTION REPRICING

               The following table sets forth information with respect to the participation by the Company's current and former executive officers in a repricing of options implemented by the Company during fiscal year 1998. Under the repricing, all outstanding employee stock options (and no non-employee director options) previously granted under the 1996 Plan were repriced from $3.50 to $1.45 and the vesting periods were modified as follows:

                                                                                                              LENGTH OF
                                                                                                              ORIGINAL
                                           NUMBER OF                                                          OPTION TERM
                                           SECURITIES                                                         REMAINING AT
                                           UNDERLYING      MARKET PRICE OF    EXERCISE PRICE                  DATE OF
                                           OPTIONS         STOCK AT TIME      AT TIME OF          NEW         REPRICING OR
                                           REPRICED OR     OF REPRICING OR    REPRICING OR        EXERCISE    AMENDMENT
                                DATE       AMENDED (#)(1)  AMENDMENT ($)      AMENDMENT ($)       PRICE       (YEARS)
                                -----      --------------  -------------      ---------------     --------    -------------


David E.Y. Sarna, Chairman,
     Secretary and Co-Chief
     Executive Officer          7/9/98     50,000              1.45               3.50             1.45          3

George J. Febish, President,    7/9/98     50,000              1.45               3.50             1.45          3
     Treasurer and Co-Chief
     Executive Officer

(1) The vesting period for these repriced options granted to Mr. Sarna and Mr. Febish was extended and revised so that options for half of the shares remained vested as of July 9, 1998 and options for half of the shares will vest on July 9, 1999.

COMPENSATION COMMITTEE REPORT ON OPTION REPRICING

               The 1996 Plan was established as an employment incentive to retain the persons necessary for the development and financial success of the Company. As a result of a decrease in the market price of the Company's Common Stock and recognizing that previously granted stock options had lost much of their value in motivating employees, including the Named Executive Officers, to remain with the Company and share in its overall financial goals, the Stock Option Committee of the Board of Directors, in July 1998, voted to approve the repricing of 170,000 options, including 100,000 options granted to the executive officers named above. Such repricing was effected by amending the exercise price in the option contracts of the employees to an exercise price of $1.45 per share, which was the fair market value of the Common Stock on the date of repricing. In exchange, each employee who accepted the repricing amendment agreed to a revised vesting schedule. By repricing the existing options granted under the 1996 Plan, the Company intended to reward key employees, including the Named Executive Officers, holding such options for their contributions to the Company.

                                   Daniel E. Ryan
                                   Member of the Compensation Committee


EMPLOYMENT AGREEMENTS

               The Company entered into an employment agreement with each of David E. Y. Sarna and George J. Febish, effective as of July 1, 1996, which expires on December 31, 2001. The employment agreements each provide for a current annual base salary of $215,000. Each of the employment agreements also provides for a bonus of 5% per annum of the Company's Earnings Before Depreciation, Interest, Taxes and Amortization. In addition, on an annual basis, the Board of Directors will consider paying an additional bonus to each of Messrs. Sarna and Febish that is based upon the increase in the Company's gross revenues, taking into account any increase in the Company's expenses. The annual base salary under the current agreements may be increased at the discretion of the Board of Directors. The agreements provide for (i) a severance payment of the base compensation and bonus of the prior full fiscal year and payment of all medical, health, disability and insurance benefits then payable by the Company for the longer of (a) the
                                      -12-
remainder of the term of the employment agreement or (b) 12 months, as well as
(ii) the base compensation and bonus accrued to the date of termination, upon the occurrence of (x) termination by the Company without cause, (y) termination by the employee for good reason or (z) a change in control of the Company, if the employee resigns after the occurrence of the such change in control. Each of the employment agreements limit the severance payments to an amount that is less than the amount that would cause an excise tax or loss of deduction under the rules relating to golden parachutes under the Internal Revenue Code.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOAN TO OFFICER

               On January 2, 1997 the Company extended to Mr. Sarna a loan in the amount of $440,000 (the "Loan "). The Loan was approved by the Board of the Directors of the Company, with Mr. Sarna abstaining. Subsequently, the Board of Directors, with Mr. Sarna abstaining, unanimously agreed to extend the maturity date of the Loan from November 30, 1997 to May 31, 1999. Mr. Sarna utilized the funds for a block purchase of 80,000 shares of the Company's Common Stock from the market maker, who was also the underwriter of the Company's Public Offering, in an open market transaction. In March 1998, Mr. Sarna executed a Security Agreement in favor of the Company in which he pledged as collateral for the Loan certain contract rights to receive an option to acquire certain marketable securities.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION ON THE NOMINEES LISTED ABOVE.

PROPOSAL 2 -         APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                     CERTIFICATE OF INCORPORATION TO INCREASE THE
                     AUTHORIZED COMMON STOCK

               On March 15, 1999, the Board adopted a resolution by unanimous written consent approving a proposal to amend Article Fourth of the Company's Certificate of Incorporation (the "Certificate") to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares. The Board determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting.

     PURPOSES AND EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

               The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 shares to 50,000,000 shares. The additional 30,000,000 shares will be a part of the existing Common Stock.

               Reference is made to the proposed amendment to Article Fourth of the Company's Certificate which is substantially set forth in the form listed under the heading " Form of Proposed Amendment to Article Fourth to the Company's Certificate of Incorporation" in Exhibit A to this Proxy Statement.

               The Company is presently authorized to issue 20,000,000 shares of Common Stock. As of April 7, 1999, there were 6,916,802 shares of Common Stock outstanding and approximately 4,300,000 additional shares of Common Stock reserved for issuance upon exercise of outstanding warrants and options granted pursuant to the Company's stock options plan. Based on the market prices of the Common Stock as of and for the periods preceding April 23, 1999 and pursuant to the formulae of conversion in the Company's Series D and Series E Certificates of Designation, approximately 1,676,000 additional shares of the Company's Common Stock may be issued upon conversion of the Series D Convertible Preferred Stock and Series E Convertible Preferred Stock and a greater number of shares may be issued if the market price of the Common Stock were to decline.

               The additional 30,000,000 shares of Common Stock to be authorized would provide needed flexibility for future financial and capital requirements so that proper advantage could be taken of favorable market conditions and possible business acquisitions. On February 19, 1999, the Company entered into a letter of intent with a New York Stock Exchange member firm for a proposed underwritten secondary public offering of up to $20 million of Common Stock. The proposed public offering would be made only by means of a prospectus. In addition, in the event the market price of the Common Stock decreases from present levels, the additional shares would also be available for issuance upon conversion of the Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock. Additional shares of Common Stock would also be available to the Company for stock dividends or splits should the Board of Directors decide that it would be desirable, in light of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the shares of the Company's Common Stock. The additional shares would be available for issuance for these and other purposes, subject to the laws of Delaware and Nasdaq rules, at the discretion of the Company's Board of Directors without, in most cases, the delays and expenses attendant to obtain further stockholder approval.

               Although the Company's Board of Directors does not consider the proposed amendment to be an anti-takeover proposal, the authority possessed by the Board to issue Common Stock could also potentially be used to discourage attempts by others to obtain control of the Company through merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve. However, the issuance of Common Stock may adversely effect the market price of the Common Stock and may result in dilution of the voting power of the holders of Common Stock.

               If the proposed amendment is adopted, there will be approximately 37,107,000 authorized shares of Common Stock that will not be outstanding or reserved for issuance.

VOTE REQUIRED

               In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

               THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 3 -       TO APPROVE THE ISSUANCE OF THE COMPANY'S SECURITIES
                   PURSUANT TO A SUBSCRIPTION AGREEMENT DATED DECEMBER
                   30, 1998

GENERAL

               On December 30, 1998, the Company entered into an Amended and Restated 6% Series D Convertible Preferred Stock Subscription Agreement, formerly known as the Private Equity Line of Credit Agreement (the "Series D Agreement"), with Settondown Capital International, Ltd. as placement agent and certain investors, contemplating a potential funding of up to $ 2,000,000 of 6% Series D Convertible Preferred Stock (the "Series D Shares") in three separate tranches. On December 31, 1998, the Investors purchased the first tranche of 10,000 Preferred Shares and Warrants to purchase an aggregate of 50,000 shares of Common Stock for an aggregate purchase price of $1,000,000. The Company filed a registration statement under the Securities Act of 1933, as amended, registering for resale the shares of Common Stock issuable in connection with the Agreement.

               The obligation of the company and the investors to consummate the second and third tranches in an aggregate principal amount of $1,000,000 was later terminated in connection with a later funding described in proposal 4 herein.

               In connection with this funding the Company issued to the placement agent 500 Series D Shares, a Warrant to purchase 40,000 shares of Common Stock and 2% of the investment amount in cash, as placement agent fees.

               The Series D Shares are convertible into shares of Common Stock as more fully described below; provided, however, that the number of shares of Common Stock issuable to each holder at any time upon conversion will not exceed the number of shares which, when aggregated with all other shares of Common Stock then owned of record by such holder, would result in such holder owning, in aggregate, more than 9.99% of all of the Company's outstanding Common Stock on the date of conversion.

               Each Series D Share may be converted into shares of Common Stock at a conversion rate determined by dividing $100, the purchase price per Series D Share, by the Conversion Price, which is the lesser of (a) 0.80 times the average closing bid price of the Common Stock for the five trading days ending on the day prior to conversion, or (b) $2.03.

               The investors have agreed to vote all shares of Common Stock which may be beneficially held by them in favor of all nominees to the Company's board of directors who are nominated by the then current Board of Directors.

               The Company will not be able, under the Series D Agreement, to issue an amount of shares of Common Stock exceeding 19.99% or more of the Common Stock of the Company outstanding at the time of the original closing unless this proposal is approved by the Company's stockholders or unless a waiver is obtained from the Nasdaq Stock Market. See below "Reason for Stockholder Approval". In the event that neither approval from stockholders nor a waiver from the Nasdaq Stock Market is obtained, the Company is only obligated under the Series D Agreement to convert the Series D Shares into Common Stock in the applicable pro rata amounts so that no more than 19.99% of the Company's Common Stock outstanding at the time of the original closing will be issued.

REASON FOR STOCKHOLDER APPROVAL

               Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the Nasdaq SmallCap Market, the exchange on which the Company's Common Stock is listed, are required to obtain stockholder approval, prior to the issuance of securities, in the following limited circumstances, in connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the Company of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

               Assuming the conversion date of April 23, 1999 and based on the applicable closing bid prices of the Common Stock, if all outstanding Series D Shares were converted into Common Stock, the Common Stock issuable under the Series D Agreement would be approximately 9.8% of the shares outstanding. However, if the closing bid price of the Common Stock were to decrease significantly, the Common Stock issuable upon conversion of the Series D Shares pursuant to the Series D Agreement could exceed 20% of the shares of Common Stock outstanding and such conversion could conceivably effect a change in control of the Company.

               Therefore, the Board of Directors seeks stockholder approval of the proposed issuances of securities pursuant to the Series D Agreement which, if issued to full extent, could potentially involve the Company issuing 20% or more of the shares of Common Stock outstanding. Stockholders are being asked to approve only the proposed issuances and are not being asked to approve any other aspect of the funding.

VOTE REQUIRED

               A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the issuance of the securities pursuant to the Series D Agreement.

               THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4 -     TO APPROVE THE ISSUANCE OF THE COMPANY'S SECURITIES
                 PURSUANT TO A SUBSCRIPTION AGREEMENT DATED MARCH 17,
                 1999

               On March 17, 1999, the Company closed a private financing under a 6% Series E Convertible Preferred Stock Subscription Agreement dated as of March 17, 1999 (the "Series E Agreement") with Settondown Capital International, Ltd. as placement agent and certain investors pursuant to which the Company sold, and the Investors purchased, 20,000 shares of 6% Series E Convertible Preferred Stock (the "Series E Shares") and Warrants to purchase an aggregate of 50,000 shares of the Company's Common Stock for an aggregate purchase price of $2,000,000. The Company agreed to promptly file a registration statement under the Securities Act of 1933, as amended, registering for resale shares of Common Stock issuable in connection with the Agreement.

               Pursuant to the Series E Agreement, the Company issued to the placement agent as placement agent fees (i) 1,000 Series E Shares, (ii) a Warrant to purchase 50,000 shares of Common Stock and (iii) 3% of the investment amount in cash ($60,000).

               The Series E Shares are convertible into shares of Common Stock as more fully described below; provided, however, that the number of shares of Common Stock issuable to each holder at any time upon conversion will not exceed the number of shares which, when aggregated with all other shares of Common Stock then owned of record by such holder, would result in such holder owning, in aggregate, more than 9.99% of all of the Company's outstanding Common Stock on the date of conversion.

               Each Series E Share may be converted into shares of Common Stock, beginning on the earlier of (i) sixty days following the closing of the transaction or (ii) the effective date of the registration statement covering the resale of the Common Stock, at a conversion rate determined by dividing $100, the purchase price per share of Series E Shares, by the "Conversion Price," which is the lesser of (x) the closing bid price for the Common Stock on the day immediately preceding the closing date for the transaction or (y) the average of (A) the average of the three lowest closing bid prices of the Common Stock during the 22 day trading period immediately preceding the conversion date (the "Lookback Period") and (B) the converting holder's choice of five consecutive closing bid prices of the Common during the Lookback Period. (The Lookback Period is increased by two trading days on the last trading day of each month, starting on the first day of the fourth month from the closing, until the Lookback Period equals a maximum of 30 trading days.)

               The investors have agreed to vote all shares of Common Stock which may be beneficially held by them in favor of all nominees to the Company's board of directors who are nominated by the then current Board of Directors.

               The Company will not be able, under the Series E Agreement, to issue an amount of shares of Common Stock exceeding 19.99% or more of the Common Stock of the Company outstanding at the time of original closing unless this proposal is approved by the Company's stockholders or unless a waiver is obtained from the Nasdaq Stock Market. See below "Reason for Stockholder Approval". In the event that neither approval from stockholders nor a waiver from the Nasdaq Stock Market is obtained, the Company is only obligated under the Series E Agreement to convert the Series E Shares into Common Stock in the applicable pro rata amounts so that no more than 19.99% of the Company's Common Stock outstanding at the time of the original closing will be issued.

REASON FOR STOCKHOLDER APPROVAL

               Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the Nasdaq SmallCap Market, the exchange on which the Company's Common Stock is listed, are required to obtain stockholder approval, prior to the issuance of securities, in the following limited circumstances, in connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the Company of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

               Assuming the conversion date of April 23, 1999 and based on the applicable closing bid prices of the Common Stock, if all Series E Shares were converted into Common Stock, the Common Stock issuable under the Series E Agreement would be approximately 16% of the shares outstanding. However, if the closing bid price of the Common Stock were to decrease significantly, the Common Stock issuable upon conversion of the Series E Shares pursuant to the Series E Agreement could exceed 20% of the shares of Common Stock outstanding and such conversion could conceivably effect a change in control of the Company.

               Therefore, the Board of Directors seeks stockholder approval of the proposed issuances of securities pursuant to the Series E Agreement which, if issued to full extent, could potentially involve the Company issuing 20% or more of the shares of Common Stock outstanding. Stockholders are being asked to approve only the proposed issuances and are not being asked to approve any other aspect of the funding.

VOTE REQUIRED

               A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the issuance of the securities pursuant to the Series E Agreement.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 5  -  AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN

               The Company's 1996 Plan was adopted by the Board of Directors on July 15, 1996 and was approved by the Stockholders on September 16, 1996. The 1996 Plan was later amended on March 3, 1998 by the Board of Directors and the amendment was approved by the Stockholders on July 9, 1998. The number of shares available under the 1996 Plan is 750,000. As of March 23, 1999, 16,033 options had been exercised and options to purchase 598,134 shares held by 18 optionees were outstanding at a weighted average per share exercise price of $1.90.

PROPOSED AMENDMENTS

               On March 15, 1999 the Board of Directors unanimously adopted and recommended for submission to the Stockholders for their approval at the Annual Meeting, the amendments to the 1996 Plan to:

               (i) increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 750,000 to 1,250,000. The Board of Directors believes that, although the Company has not experienced difficulty in attracting and retaining personnel, the 1996 Plan has been and will be instrumental in attracting and retaining employees, officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants; and

               (ii) amend section 4 of the 1996 Plan to increase the number of shares which may be granted to any individual during any calendar year under the Plan from 50,000 to 250,000. The Board of Directors believes that by amending this provision, the Company will have greater flexibility in granting options to employees and Non-Employee Directors which will facilitate its attracting and retaining qualified employees and Non-Employee Directors. In order for the compensation granted under the 1996 Plan to constitute "qualified performance-based compensation" for purposes of Section 162 (m) of the Internal Revenue Code of 1986, as amended, the Plan must specify a maximum number of shares with respect to which options may be granted during a specified period to any one employee. The purpose of raising the cap is to provide the Company with greater flexibility in implementing the 1999 Plan while complying with the requirements of the Code.

               (iii) amend section 8 of the 1996 Plan to allow the Company to include terms in the option contracts it enters into with consultants and non-employee directors which govern the effect of termination of the relationship of such consultants and non-employee directors with the Company on the expiration of options granted to them. The Company currently has no plans to issue such options to consultants and non-employee directors; however, the Board of Directors believes that by amending this provision, the Company will have the flexibility it needs when granting such options, to reach arrangements with such consultants and non-employee directors which, in each specific case, will be the most beneficial to the Company.

               (iv) amend section 12 of the 1996 Plan to provide for greater flexibility in the treatment of the Company's outstanding options through contractual provisions, in cases of dissolution, liquidation, mergers, consolidations or other similar transactions (including certain transactions in which the Company is the surviving corporation ). This amendment provides that provisions may be made either in the terms of the particular transaction or in the terms of the particular option contract with regard to the treatment of outstanding options in the event of any such transactions. If no such provisions are made as to any options, the options will terminate upon the earliest of any such transactions. The Company currently has no plans for any such transactions. The Company believes that this amendment is needed to provide it with the flexibility to implement the Plan in a manner most beneficial to the Company. In addition, this amendment better implements the original intention of the applicable provisions in the Plan, i.e. the termination of outstanding options in the event of certain corporate transactions subject, however, to the Company's discretion to make alternative contractual arrangements.

TYPES OF GRANTS AND AWARDS

               The 1996 Plan permits the grant of options which may either be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or "non-qualified stock options" ("NQSOs"), which do not meet the requirements of Section 422 of the Code.

ELIGIBILITY

               All employees (including officers) and directors of the Company or its subsidiaries, consultants and advisors to, the Company or its subsidiaries are eligible to be granted options under the 1996 Plan. The Company currently has approximately 19 employees, 16 of which are full-time employees.

STOCK SUBJECT TO THE 1996 PLAN

               The total number of shares of Common Stock for which options may be granted under the 1996 Plan may not exceed 750,000, subject to possible adjustment in the future. One of the proposed amendments to the 1996 Plan is to increase the number of shares for which options may be granted under the 1996 Plan to 1,250,000. Any shares of Common Stock subject to any option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercised will again become available for granting of options under the 1996 Plan.

ADMINISTRATION

               The 1996 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be a "Non-Employee Director" within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has designated the Stock Option Plan Committee of the Board consisting of Messrs. Burak and Ryan to administer the 1996 Plan. The Stock Option Plan Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

EXERCISE PRICE

               The exercise price of options granted under the 1996 Plan is determined by the Stock Option Plan Committee, but in the case of an ISO may not be less than 100% of the fair market value of the Common Stock on the date the ISO is granted (110% of such fair market value in the case of ISOs granted to an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder")). The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant. The exercise price is payable at the time of exercise of the option in cash or by certified check, previously acquired shares of Common Stock (valued at their fair market value on the date of exercise of the option) or a combination thereof, in the discretion of the Stock Option Plan Committee. The Stock Option Plan Committee may, in its discretion, permit payment of the exercise price of options by delivery of properly executed exercise notices, together with a copy of irrevocable instructions from the optionee to a broker acceptable to the Stock Option Plan Committee to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

TERMS AND CONDITIONS

               As to options granted to employees and consultants:

                             i. Options granted to employees and consultants may be granted for such terms as is established by the Stock Option Committee, provided that, the term of each ISO shall be for a period not exceeding ten years from the date of the grant, and further provided that ISOs granted to a Ten Percent Stockholder shall be for a period not exceeding five years from the date of grant.

                             ii. If an employee or consultant optionee's relationship with the Company is terminated for any reason other than "disability" or death, the option may be exercised at any time within three months thereafter to the extent exercisable on the date of termination. However, in the event such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

                             iii. In the event of the death of an optionee while an employee of, or consultant or advisor to the Company, within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or within one year following the termination of such relationship by reason of the optionee's "disability", the option may be exercised, to the extent exercisable on the date of his death, by the optionee's legal representatives at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                             iv. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or by the optionee's legal representatives.

                             v. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

               As to options granted to Non-Employee Directors:

                             i. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries or a Parent; provided, however, that if he is terminated for cause, such option shall terminate immediately.

                             ii. The term of a Non-Employee Director Option shall not be affected by the death or disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his/her legal representative.

                             iii. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by his/her or legal representative. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                             iv. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

VOTE REQUIRED

               A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the amendments to the 1996 Plan.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 6 -       RATIFICATION AND APPROVAL OF APPOINTMENT OF
                   INDEPENDENT AUDITORS

               The Board of Directors has appointed Richard A. Eisner & Company, LLP, as the independent auditors of the Company for the fiscal year ending December 31, 1999, subject to ratification by the Stockholders. The firm of Richard A. Eisner & Company, LLP, has audited the books of the Company since 1991. A representative of Richard A. Eisner & Company, LLP, is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

VOTE REQUIRED

               A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

OTHER MATTERS

               The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

               From time to time, Stockholders may present proposals for consideration at a Stockholders meeting which may be proper subjects for inclusion in the proxy statement related to that meeting. Stockholder proposals intended for inclusion in the proxy statement for the Company's 2000 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal offices, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 by February 10, 2000.

FORM 10-KSB EXHIBITS

               The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.


                                     By Order of the Board of Directors



                                     David E. Y. Sarna
                                     Chairman and Secretary


Hackensack, New Jersey
May 3, 1999

                                    EXHIBIT A
                                    ---------

               FORM OF PROPOSED AMENDMENT TO ARTICLE FOURTH TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             OBJECTSOFT CORPORATION




                             It is hereby certified that:

                             1. The name of the corporation (hereinafter called
the "Corporation") is ObjectSoft Corporation.

                             2. The Certificate of Incorporation of the
corporation is hereby amended by striking out the first paragraph of Article FOURTH thereof in its entirety and by substituting in lieu of said paragraph, the following new paragraph:

                                   "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 55,000,000 shares divided into two classes, 50,000,000 of which shall be designated as Common Stock, $.0001 par value per share, and 5,000,000 shares of which shall be designated as Preferred Stock, with $.0001 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation."

                             3. The foregoing amendment has been duly adopted in
accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


Signed on                         , 1999



                                                   ---------------------------
                                                   George J. Febish, President

                             OBJECTSOFT CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS JUNE 3, 1999
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned holder of Common Stock of ObjectSoft Corporation, a Delaware corporation (the "Company"), hereby appoints George J. Febish and Janice Barsuk and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company, to be held on Thursday, June 3, 1999, at 10:00 a.m., local time, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 and at any adjournments or postponements thereof.


                                    WITHHOLD
1.   Election of                    AUTHORITY                           5.   Amendment to the Company's 1996 Stock Option Plan (the
     Directors:      FOR ALL        to vote                                  "1996 Plan") pursuant to which the number of shares of
                     NOMINEES:      for all nominees:                        Common Stock which may be issued thereunder is
                                                                             increased from 750,000 to 1,250,000 shares and certain
                                                                             other changes are made.

                                NOMINEES:  David E.Y. Sarna               [ ]   FOR           [ ]    AGAINST          [ ]   ABSTAIN
                                           Michael A. Burak



INSTRUCTIONS To withhold authority for any individual nominee, strike a line through the nominee's name on the list to the top right.

2. Approval of the amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 50,000,000.

       [ ]   FOR           [ ]    AGAINST          [ ]          ABSTAIN

3.   Approval of the issuance of the Company's securities pursuant to a  6. Ratification of the appointment of Richard A.
     Subscription Agreement dated as of December 30, 1998.                  Eisner & Company, LLP as the independent auditors of the
                                                                            Company for the fiscal year ended December 31, 1999.

       [ ]   FOR           [ ]    AGAINST          [ ]          ABSTAIN      [ ]   FOR        [ ]    AGAINST      [ ]   ABSTAIN

4. Approval of the issuance of the Company' securities pursuant to a Subscription Agreement dated as of March 17, 1999.

       [ ]   FOR           [ ]    AGAINST          [ ]          ABSTAIN


                                (see reverse side)

7. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

               THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS I DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF THE ITEMS LISTED UNDER (2), (3), (4)., (5) AND (6).

               The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1998 Annual Report.



IMPORTANT: Please sign exactly as your name       Dated _______________, 1999
   appears hereon and mail it promptly
   even though you now plan to attend
   the meeting. When shares are held by           __________________________
   joint tenants, both should sign. When                 Print Full Name
   signing as attorney, executor,
   administrator, trustee or guardian,
   please give full title as such. If a           __________________________
   corporation, please sign in full                       (Signature)
   corporate name by president or other
   authorized officer. If a partnership,
   please sign in partnership name by             --------------------------
   authorized person.                                    Print Full Name

   PLEASE MARK, SIGN AND DATE THIS
   PROXY CARD AND PROMPTLY RETURN IT IN            --------------------------
   THE ENVELOPE PROVIDED. NO POSTAGE               (Signature if held jointly)
   NECESSARY IF MAILED IN THE UNITED
   STATES.